UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2017

STEPAN COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4462	36-1823834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Edens and Winnetka Road, Northfield, Illinois 60093

(Address of Principal Executive Offices)

(847) 446-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Named Executive Officer.

On December 8, 2017, Mr. Scott D. Beamer, Vice President and Chief Financial Officer, notified Stepan Company (the “Company”) that he intends to resign from his position as Vice President and Chief Financial Officer, effective as of January 12, 2018, to accept another position as Vice President and Chief Financial Officer at Cabot Microelectronics Corporation. Mr. Beamer has served as the Company’s Vice President and Chief Financial Officer since July 8, 2013. Mr. Beamer’s decision to resign was not the result of any disagreement with the Company on any matter relating to the Company’s operation, policies or practices. The Company wishes to thank Mr. Beamer for his years of service, and wishes him success in his future endeavors.

Effective as of January 12, 2018, Matthew Eaken will serve as interim Vice President and Chief Financial Officer of the Company, in addition to continuing his current role as the Company’s Vice President and Corporate Controller, until such time as a permanent replacement is named. The Company intends to conduct a comprehensive search to identify a permanent Vice President and Chief Financial Officer. There will be no change to Mr. Eaken’s existing compensation arrangements in connection with this designation at this time. Mr. Eaken has served in various capacities for the Company since June 1998, including in his current role as Vice President and Corporate Controller of the Company since January 2011.

There are no arrangements or understandings between Mr. Eaken and any other persons pursuant to which he was elected as an officer, and Mr. Eaken has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Eaken does not have a family relationship with any member of the Board of Directors or any executive officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stepan Company

Date: December 12, 2017	By:	/s/ Jennifer Ansbro Hale
	Name:	Jennifer Ansbro Hale
	Title	Vice President, General Counsel, Chief Compliance Officer and Secretary